UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 11, 2011

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Amendments to Helen of Troy Limited 2008 Stock Incentive Plan

On October 11, 2011, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Helen of Troy Limited (the “Company”), the shareholders of the Company approved certain amendments (the “Amendments”) to the Company’s 2008 Stock Incentive Plan (the “2008 Stock Plan”). The Amendments include:

•                                  increasing the number of common shares of Company (the “Common Stock”) available for grants (including grants of incentive stock options) under the 2008 Stock Plan by three million;

•                                  eliminating the separate aggregate limit on the maximum number of shares of Common Stock that will be available for grants of unrestricted shares of Common Stock, restricted stock, restricted stock units or any other stock-based awards;

•                                  increasing the maximum number of shares available for grants under the 2008 Stock Plan to any participant during a calendar year from 250,000 to 1,000,000;

•                                  permitting Gerald J. Rubin, the Company’s Chairman of the Board, Chief Executive Officer and President, to participate in the 2008 Stock Plan;

•                                  subjecting participants in the 2008 Stock Plan to certain clawback provisions;

•                                  amending the performance goals under the 2008 Stock Plan; and

•                                  clarifying certain other matters and make conforming changes as set forth in the Amendment.

Further description of the material terms and conditions of the 2008 Stock Plan, as amended, is included in “Proposal 4:  Approval of Certain Amendments to the Helen of Troy Limited 2008 Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2011 (the “Proxy Statement”), which is incorporated by reference herein.

The foregoing description of the Amendments is not a complete description of all of the parties’ rights and obligations under the 2008 Stock Plan, as amended, and is qualified in its entirety by reference to the text of the 2008 Stock Plan, as amended, that is attached as Appendix A to the Proxy Statement, which is incorporated by reference herein.

Helen of Troy Limited 2011 Annual Incentive Plan

At the Annual Meeting, the shareholders of the Company also approved the Company’s 2011 Annual Incentive Plan (the “2011 Bonus Plan”). The 2011 Bonus Plan is designed to recognize the significant contributions of the Company’s and its subsidiaries’ executive officers to the growth, profitability and success of the Company and its subsidiaries by rewarding participating executive officers for the achievement of preestablished annual performance goals.

The 2011 Bonus Plan authorizes the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) to establish and administer performance criteria pursuant to which eligible executives may receive designated cash bonus compensation, restricted stock and/or a payment in the form of a transfer of certain insurance policies (the “Incentive Bonus”), beginning with the fiscal year ended February 28, 2013.  All restricted stock issued in respect of any Incentive Bonus will be granted pursuant to the terms and conditions of the 2008 Stock Plan and will reduce the number of shares of Common Stock available for issuance thereunder.

Key employees (including any officer) of the Company or its subsidiaries that are selected by the Compensation Committee are eligible to participate in the 2011 Bonus Plan. At this time, the sole participant under the 2011 Bonus Plan is Mr. Rubin.  The Compensation Committee in its sole discretion determines additional executives (together with Mr. Rubin, the “Participating Executives”) eligible for Incentive Bonus awards and, subject to the terms of the 2011 Bonus Plan, the amount of such Incentive Bonuses payable to such executives. Currently, Mr. Rubin is eligible to receive two types of bonuses under the 2011 Bonus Plan. The first is an annual bonus based on the achievement of specific performance targets, payable in the form of cash or cash equivalents and/or restricted stock. The second is determined annually based on the achievement of specific performance targets and is payable in the form of a transfer of certain insurance policies as described in the 2011 Bonus Plan. With respect to bonuses established under the 2011 Bonus Plan for other Participating Executives, the Compensation Committee may establish specific performance criteria based on certain criteria set forth in the plan. The Company has structured and intends to implement the 2011 Bonus Plan so that compensation to these executive officers resulting therefrom would be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended (the “Code”), and would not, therefore, be subject to any deduction limitation under Section 162(m) of the Code.

Further description of the material terms and conditions of the 2011 Bonus Plan is included in “Proposal 5:  Approval of the Helen of Troy Limited 2011 Annual Incentive Plan” of the Proxy Statement, which is incorporated by reference herein. The foregoing description of the 2011 Bonus Plan is not a complete description of all of the parties’ rights and obligations under the 2011 Bonus Plan. As such, the description is qualified in its entirety by reference to the text of the 2011 Bonus Plan that is attached as Appendix B to the Proxy Statement, which is incorporated by reference herein.

Amended and Restated Employment Agreement with Gerald J. Rubin

As previously disclosed, on September 13, 2011, Helen of Troy Nevada Corporation, a Nevada corporation and a wholly-owned subsidiary of the Company, and the Company entered into an Amended and Restated Employment Agreement with Gerald J. Rubin (the “Revised Agreement”). The effectiveness of the Revised Agreement was conditioned upon the approval of the Company’s shareholders at the Annual Meeting of the Amendments to the 2008 Stock Plan and the 2011 Bonus Plan. Because the Company’s shareholders approved the Amendments and the 2011 Bonus Plan at the Annual Meeting, the Revised Agreement became effective as of October 11, 2011.

The foregoing description of the Revised Agreement is qualified in its entirety by reference to the text of the Revised Agreement, which is attached to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2011 as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07               Submission of Matters to a Vote of Security Holders.

On October 11, 2011, the Company held the Annual Meeting.  The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.             Setting of the number of director positions at seven and the election of the seven nominees to the Company’s Board of Directors.

2.             A non-binding advisory vote on executive compensation.

3.             A non-binding advisory vote on the frequency of conducting the vote on executive compensation.

4.             Approval of certain amendments to the Helen of Troy Limited 2008 Stock Incentive Plan.

5.             Approval of the Helen of Troy Limited 2011 Annual Incentive Plan.

6.             Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The shareholders of the Company elected all of the Company’s seven nominees for director. The votes for each director were as follows:

Name:	For	Withheld	Abstain	Broker Non-Votes
Gary B. Abromovitz	26,452,013	954,547	34,766	3,087,835
John B. Butterworth	27,348,169	58,391	34,766	3,087,835
Timothy F. Meeker	27,340,071	63,989	37,266	3,087,835
Gerald J. Rubin	26,315,682	1,091,518	34,126	3,087,835
William F. Susetka	27,340,543	64,017	36,766	3,087,835
Adolpho R. Telles	27,345,915	58,945	36,466	3,087,835
Darren G. Woody	27,340,576	63,384	37,366	3,087,835

Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers

The shareholders of the Company approved the compensation of our named executive officers. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
25,539,983	1,085,417	815,926	3,087,835

Non-Binding Advisory Vote on the Frequency of the Non-Binding Advisory Votes on Compensation of our Named Executive Officers

The shareholders of the Company voted to hold the non-advisory vote on compensation of our named executive officers on an annual basis. The votes were cast as follows:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstain
24,480,899	99,114	2,053,468	807,845

Approval of Amendments to the Company’s 2008 Stock Incentive Plan

The shareholders of the Company approved certain amendments to the Helen of Troy Limited 2008 Stock Incentive Plan, described in further detail in Item 5.02 above. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
21,092,131	5,510,211	838,984	3,087,835

Approval of the Helen of Troy 2011 Limited Annual Incentive Plan

The shareholders of the Company approved the Helen of Troy Limited 2011 Annual Incentive Plan, described in further detail in Item 5.02 above. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
24,794,985	1,806,956	839,385	3,087,835

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

Grant Thornton LLP was ratified to serve as the Company’s auditor and independent registered public accounting firm and the Company’s Audit Committee of the Board of Directors was authorized to set the auditor’s remuneration.  The votes were cast as follows:

For	Against	Abstain
30,450,637	54,414	24,110

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: October 17, 2011	/s/ Vincent D. Carson
Vincent D. Carson
Senior Vice President, General Counsel and Secretary